Exhibit 10.11

EXECUTION VERSION

PARENT GUARANTY AND REGISTRATION RIGHTS AGREEMENT

This PARENT GUARANTY AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of January 9, 2024, by and between AtlasClear Holdings, Inc., a Delaware corporation f/k/a Calculator New Pubco, Inc. (the “Parent”), and the persons listed on the signature pages hereto under the heading “Holders” (the “Holders”).

W I T N E S S E T H

WHEREAS, pursuant to the terms of that certain Stock Purchase Agreement, dated as of April 11, 2022, by and among AtlasClear, Inc., a Wyoming corporation (the “Company”), Wilson-Davis & Co., Inc., a Utah corporation (“WDCO”), and the Holders, as amended (the “Purchase Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement), the Company is issuing to the Holders, on the date hereof, certain short-term convertible promissory notes and long term convertible promissory notes (collectively, the “Notes”); and

WHEREAS, it is a condition to the Holders’ obligation to consummate the transactions contemplated by the Purchase Agreement that the Parent execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, including the benefits to be received by the Parent from the consummation of the transactions contemplated by the Purchase Agreement, the receipt of which is hereby acknowledged, the Parent hereby covenants and agrees for the equal and ratable benefit of the Holders as follows:

1.             AGREEMENT TO GUARANTEE.

(a)           The Parent hereby guarantees to each Holder that:

(1)             the principal of and interest on the Notes will be promptly paid in full when due, and all other obligations of the Company to the Holders thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(2)             in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Parent shall be obligated to pay the same immediately. The Parent agrees that this is a guarantee of payment and not a guarantee of collection.

(b)           The Parent hereby agree that its obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Notes, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Parent hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Agreement will not be discharged except by complete performance of the obligations contained in the Notes.

EXECUTION VERSION

(c)           If any Holder is required by any court or otherwise to return to the Company, the Parent or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Parent, any amount paid by either to such Holder, this guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.

(d)           This guaranty and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in Section 3 of the Notes to the Senior Indebtedness (as defined in the Notes), and each Holder, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Section 3 of the Notes.

2.             REGISTRATION RIGHTS.

(a)           The Parent agrees that, within thirty (30) calendar days after the date hereof, the Parent will file with the Securities and Exchange Commission (the “SEC”), at the Company’s sole cost and expense, a registration statement, or an amendment to a previously-filed registration statement (as applicable, a “Registration Statement”) registering the resale of the shares of Common Stock (as defined in the Notes) underlying the Notes (the “Conversion Shares”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include each Holder’s Conversion Shares in the Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding such Holder, the securities of the Parent held by such Holder and the intended method of disposition of such Holder’s Conversion Shares as shall be reasonably requested by the Parent to effect the registration of such Conversion Shares, and shall execute such documents in connection with such registration as the Parent may reasonably request that are customary of a selling stockholder in similar situations. The Parent further agrees that, subject to the proviso in the immediately preceding sentence, it will register the resale of the Conversion Shares in the first registration statement filed by the Parent after the date hereof. The Parent will provide a draft of the Registration Statement to the Holders for review at least two (2) Business Days in advance of filing the Registration Statement and shall in good faith consider each Holder’s reasonable comments thereto, if any. Unless required under applicable laws and SEC rules, in no event shall any Holder be identified as a statutory underwriter in the Registration Statement; provided, that if any Holder is required to be so identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw its Conversion Shares from the Registration Statement.

(b)           The Parent agrees that, except for such times as the Parent is permitted to suspend the use of the prospectus forming part of a Registration Statement as set forth below, the Company will use its commercially reasonable efforts to, at its expense, cause each Registration Statement to remain effective until the earlier of (i) three years from the date hereof, (ii) the date on which all of the Conversion Shares included in the Registration Statement shall have been sold, or (iii) the first date on which all of the Conversion Shares included in the Registration Statement can be sold under Rule 144 of the Securities Act of 1933, as amended, without limitation as to volume or manner of sale.

EXECUTION VERSION

(c)           Notwithstanding anything to the contrary herein, if the filing, initial effectiveness or continued use of a Registration Statement at any time would (i) require the Parent to make an adverse disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to the Parent for reasons beyond the Parent’s control or (iii) in the good faith judgment of the board of directors of the Parent, be seriously detrimental to the Parent and its holders of capital stock, (such circumstance, a “Suspension Event”) and it would therefore be essential to defer such filing, initial effectiveness or continued use at such time, the Parent shall have the right, upon delivering prompt written notice to the Holders of such action (which notice shall not specify the nature of the event giving rise to such delay or suspension), to delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Parent to be necessary for such purpose. In the event the Parent exercises its rights under this Section 2(c), each Holder agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to any Registration Statement in connection with any sale or offer to sell Conversion Shares until such Holder receives written notice from the Parent that such sales or offers of Conversion Shares may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.             STOCKHOLDER APPROVAL. The Parent agrees that, if and to the extent required to allow any of the Notes to be converted into Conversion Shares in accordance with the rules or regulations of the NYSE American LLC or other national securities exchange on which the Parent’s common stock is then traded (the “Principal Market”), the Parent will (a) by no later than April 30, 2024, prepare and file with the SEC a proxy statement (the “Proxy Statement”) meeting the requirements of Section 14 of the Securities Exchange Act of 1934, as amended, which Proxy Statement shall (1) comply with applicable law, the rules and regulations of the Principal Market, the Parent’s amended and restated certificate of incorporation and bylaws and the Delaware General Corporation Law and (2) provide for the approval of the issuance of all of the Conversion Shares in compliance with the rules and regulations of the Principal Market (without regard to any limitations on conversion set forth in the Notes), and (b) use its commercially reasonable efforts to address all comments of the staff of the SEC with respect thereto, to mail the definitive Proxy Statement as soon as practicable and to take all other actions necessary or desirable so that the resolutions approving the Company’s issuance of the Conversion Shares shall be fully effective so as to permit the conversion in full of the Notes without limitation resulting from the rules or regulations of the Principal Market.

4.             NOTICES. All notices or other communications to the Parent or any Holder shall be given as provided in Section 12.6 of the Purchase Agreement.

5.             GOVERNING LAW. This Agreement, including the formation, breach, termination, validity, interpretation, and enforcement thereof, and all transactions contemplated by this Agreement, will in all respects be governed by, and construed in accordance with, the laws of the State of Utah, without giving effect to principles or rules of conflict of laws, to the extent such principles or rules would permit or require the application of the laws of another jurisdiction.

EXECUTION VERSION

6.             COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

7.             EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

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EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the date first above written.

PARENT:

ATLASCLEAR HOLDINGS, INC.

By:	/s/ Craig Ridenhour
Name:	Craig Ridenhour
Title:	CBDO

HOLDERS:

WILSON-DAVIS & CO., INC.

By:	/s/ Lyle W. Davis
Name:	Lyle W. Davis
Title:	Chairman

/s/ Byron B. Barkley
BYRON B. BARKLEY, an individual

BARKLEY PENSION TRUST/PROFIT SHARING PLAN

By:	/s/ Byron B. Barkley
BYRON B. BARKLEY, trustee

PAUL N. DAVIS ESTATE

By:	/s/ Brent Davis
BRENT DAVIS, personal representative

/s/ Lyle W. Davis
LYLE W. DAVIS, an individual

/s/ James C. Snow
JAMES C. SNOW, an individual

/s/ William Walker
WILLIAM WALKER, an individual

GLEN HOLDINGS CORP.

By:	/s/ Paul Eric Flesche
Paul Eric Flesche, President

/s Robert G. McBey
Robert G. McBey

[SIGNATURE PAGE TO PARENT GUARANTY AND REGISTRATION RIGHTS AGREEMENT]